Employee Benefits	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
Employee Benefits
5.	Employee Benefits

Defined Contribution Plan

The majority of employees of Mobility participate in voluntary 401(k) plan sponsored by S&P Global under which S&P Global may match employee contributions up to certain levels of compensation. For the years ended December 31, 2025, 2024 and 2023, expenses related to this plan for Mobility employees included in the combined statements of income were $22 million, $20 million and $18 million, respectively. Expense associated with the allocation of defined contribution expense for S&P Global corporate employees is included in the combined statements of income through corporate allocations. Refer to Note 10 — Related Party Transactions and Parent Company Investment for further details regarding the corporate allocations recorded in the combined financial statements.